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                                                                Exhibit (e) (8)

                                                                      [BARCODE]

LOGO [AIG]

                                                        NAME AND ADDRESS CHANGE

[_] AMERICAN GENERAL LIFE INSURANCE COMPANY
[_] THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK A member of American International Group, Inc. (AIG)

In this form, the "Company" refers to the insurance company whose name is checked above. The Company shown above is solely responsible for the obligation and payment of benefits under any policy that it may issue. No other Company is responsible for such obligations or payments.

Mailing Instructions: Send form(s) to:
[_] Standard Address . PO Box 305355 . Nashville, TN 37230-5355 . Fax:
615-749-2941
[_] Variable Life Service Center . PO Box 305600 . Nashville, TN 37230-5600 .
Fax: 713-620-6653

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A.  POLICY          Complete all policy information in this section. You may use this form for multiple policies that have
    IDENTIFICATION  the same policyowner and require the same signatures.

                    POLICY NO.:  __________________  COMPANY CODE (Financial Network Use Only): _____________________________

                    OWNER: _________________________________________  SSN/ITIN OR EIN: ______________________________________

                    ADDRESS: _______________________________________  PHONE NO.: ____________________________________________

                             _______________________________________

                    EMAIL ADDRESS: __________________________________________________________________________________________

                    INSURED/ANNUITANT (IF OTHER THAN OWNER):  _______________________________________________________________
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B. [_] NAME CHANGE    Check the box of the person whose name is to be changed. Check the reason for the name change.
                      [_] Insured/Annuitant  [_] Owner        [_] Co-Owner Reason:  [_] Marriage    [_] Divorce
                      [_] Payor              [_] Beneficiary                        [_] Correction  [_] Other
                                                                                                        (Attach Certified Copy)
                      FROM: (First, Middle, Last)                               TO: (First, Middle, Last)

                       __________________________________                           ______________________________________
                      NOTE: THIS FORM CAN NOT BE USED TO CHANGE THE OWNERSHIP OR BENEFICIARY DESIGNATIONS.
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C.  [_] ADDRESS  Check the box of the person whose address is to be changed. Indicate the new address.
        CHANGE   [_] Insured/Annuitant  [_] Owner  [_] Co-Owner         [_] Payor  [_] Assignee  [_] Beneficiary

                 NAME: (First, Middle, Last) ________________________________________________________________________

                 ADDRESS: (Number and Street) _______________________________________________________________________

                 CITY __________________________   STATE _____________  ZIP CODE ______________  + __________________

                 PHONE NO.: _________________________________________________________________________________________
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                               Page 1 of 3                    AGLC0222 Rev0715

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D.  SIGNATURE  This request must be dated and all required signatures must be written in ink, using full legal names by the
    AND DATE   person or persons who have rights of ownership under the terms of the contract. Acknowledgement of this change is not an admission that the policy/contract is in benefit or that the person(s) signing the change request is/are the owner(s). A recorded change, not signed by the owner(s), may not constitute a valid change.
               ----------------------------------------------------------------------------------------------------------------
               IRS CERTIFICATION: Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding (enter exempt payee code*, if applicable:____), OR (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person*, and 4.
               The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct
               (enter exemption from FATCA reporting code, if applicable:____).

               **Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For contributions to an individual retirement arrangement (IRA) and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct ITIN. *See General Instructions provided on the IRS Form W-9 available from IRS.gov. **If you can complete a Form W-9 and you are a U.S. citizen or U.S. resident alien, FATCA reporting may not apply to you.
               Please consult your own tax advisors.
               ----------------------------------------------------------------------------------------------------------------

               THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
               CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

                                                                              CO-OWNER SIGNATURE (Or Other Party Interested in
               OWNER SIGNATURE                                                Policy)
               -------------------------------------------------------------  -------------------------------------------------

               X                                                              X
               -------------------------------------------------------------  -------------------------------------------------
               OWNER SIGNED ON (date) _____________________________________   CO-OWNER SIGNED ON (date) ____________________

                ___________________________________________________________

               ASSIGNEE, IRREVOCABLE BENEFICIARY,
               OTHER SIGNATURE (if required)
               -------------------------------------------------------------

               X
               -------------------------------------------------------------
               OTHER SIGNED ON (date) _____________________________________

               COMPLETE THIS SECTION IF THIS POLICY IS OWNED BY A TRUST OR BUSINESS.
               [_] Trust Owned: (Complete the Certification of Trust)
               [_] Business Owned: (Complete the Business Certification)

               OWNER SIGNATURE                                                AUTHORIZED SIGNATURE (required)

               Print full name of Company: ________________________________
                                                                              -------------------------------------------------

               ____________________________________________________________   X
                                                                              -------------------------------------------------

               Print full name and title of authorized signer:_____________   SIGNED ON (date) _____________________________

               ____________________________________________________________
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E.  AIGFN USE  Local Office _______________  Agency ___________________         Local Office Approval ________________________
    ONLY
                                        Verification                                          Local Office Stamp

               Verified [_] Yes [_] No       _______________  ________________
                                                 Initial            Date
-------------------------------------------------------------------------------------------------------------------------------

                                     RETURN COMPLETED FORM TO THE ADDRESS OF THE COMPANY CHECKED ABOVE.
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                               Page 2 of 3                    AGLC0222 Rev0715

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                                               INSTRUCTIONS AND CONDITIONS
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               This page is for informational purposes only and does not need to be returned with the form.
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POLICY        Complete all policy information in this section. You may use this form for multiple policies that have the
INFORMATION   same policyowner and require the same signatures.
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NAME          Check the box of the person whose name is to be changed. Check the reason for the name change.
CHANGE
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ADDRESS       Check the box of the person whose address is to be changed. Indicate the new address.
CHANGE
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SIGNATURE     Please elect ownership type and fill out all applicable information. All required signatures must be written
AND DATE      in ink, using full legal names. The request must be signed by: the person or persons who have the rights of ownership under the terms of the Policy, by an assignee, or by any other party who may have an interest in the Policy by legal proceedings or statutes.

              . If the owner is a trust, complete the Certification of Trust.

              . If the owner is a business, complete the Business Certification
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ADDITIONAL    GUARDIANSHIP/CONSERVATORSHIP - Signature of the current guardian is required along with the current
REQUIREMENTS  Guardianship Papers or Letter of Conservatorship. The signature must be dated within one year of the request.

              POWER OF ATTORNEY - Request must be signed by the attorney-in-fact. A copy of the applicable Power of
              Attorney document is required. A completed, signed, dated, and notarized Power of Attorney Affidavit and
              Indemnity Agreement is required when the disbursement will be $100,000 or over and/or the face amount of the policy is $1,000,000 or over.
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                               Page 3 of 3                    AGLC0222 Rev0715